UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  October 1, 1996



                         OAK TREE MEDICAL SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-16206                  02-0401674
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



                2 Gannett Drive Suite 215, White Plains, NY 10604
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (914) 694-2500



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         (Former name or former address, if changed since last report.)


                                Page 1 of 4 Pages

Item 5.  Acquisition or Disposition of Assets.

         On October 1, 1996, Oak Tree Medical Systems, Inc. (the "Company") completed the acquisition of three New York City based physical therapy centers from entities controlled by Mr. Gary Danziger. The centers had revenues of approximately $2.5 million in the most recent fiscal year. The acquisition also included a physical therapy contract with a hospital in Westchester County, New York. The clinic assets and related management contracts were acquired for $400,000 in cash and the assumption of debt in the amount of $500,000. The debt has been settled for cash in the amount of $100,000 and the issuance of 54,237 shares of the Company's common stock. The cash portion of the purchase price was funded with the proceeds of a term loan to the Company from First Union National Bank.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired

         To be filed by amendment

(b)      Pro Forma Financial Information

         To be filed by amendment

(c)      Exhibits

         4.1 Term Loan Agreement dated as of September 30, 1996, between First Union National Bank and Oak Tree Medical Management, Inc.**

         4.2 Security Agreement dated as of September 30, 1996, between Oak Tree Medical Management, Inc. and First Union National Bank**

         4.3 Promissory Note dated as of September 30, 1996, between Oak Tree Medical Management, Inc. and First Union National Bank**

         4.4 Unconditional Guaranty dated as of September 30, 1996, between Oak Tree Medical Management, Inc., Oak Tree Medical Systems, Inc. and First Union National Bank**

         10.1 Agreement of Sale between Orthopedic & Sports Therapy Services of Queens, L.P., Parkside of Queens, Inc. and Oak Tree Medical Management, Inc.**

         10.2 Agreement of Sale between Parkside Physical Therapy Services, P.C. and New Media Practice, P.C.**

         10.3 Agreement of Sale between Gary Danziger, PTSR, Inc. and Oak Tree Medical Management, Inc.**

           99     Press Release


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**  To be filed as an Exhibit  to the  Company's  Quarterly  Report on Form
    10-Q for the fiscal quarter ended August 31, 1996.


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



                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     By:         /s/ William Kedersha
                                            --------------------------------
                                            Name:    William Kedersha
                                            Title:   Chief Executive Officer


Date:  October 16, 1996



                                Page 3 of 4 Pages